UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.
Deed of Addendum to Second Amended and Restated Joint Venture and Shareholders Agreement
On May 12, 2025, wholly owned subsidiaries of Tamboran Resources Corporation (the “Company”), Tamboran (West) Pty Limited
(“TR West”) and Tamboran Resources Pty Ltd, together with Tamboran (B1) Pty Ltd and Daly Waters Energy, LP (“DWE”)
(collectively, the “JVSA Parties”) entered into a Second Amended and Restated Joint Venture and Shareholders Agreement (the
“Existing JVSA”).
On March 20, 2026, the JVSA Parties entered into a Deed of Addendum to the Existing JVSA (the “JVSA Addendum”).
The Existing JVSA governs the manner in which the joint venture relating to the Beetaloo Basin gas project is owned, controlled, managed, and financed by the JVSA Parties.
The JVSA Addendum provides, among other things, that the Dev A++ Area (as defined in the Existing JVSA) will be reshaped and increase by 100,000 acres, and will be rebranded as the “Phase 2 Development Area” or “P2DA.” Upon the satisfaction of certain conditions (including completion of the Falcon Transaction (as defined in the JVSA Addendum)), DWE and TR West will realign a proportion of their beneficial interests in certain Checkerboard Blocks (as defined in the Existing JVSA) and the North and South First
Strategic Development Areas (as defined in the Existing JVSA).
The foregoing description of the JVSA Addendum does not purport to be complete and is qualified in its entirety by reference to the text of the JVSA Addendum filed as Exhibit 10.1 to this Current Report on Form 8-K that is incorporated herein by reference.
Deed of Addendum to Asset Sale Agreement – Beetaloo Acreage Acquisition
On May 12, 2025, TR West, as seller, the Company, as seller guarantor, and DWE entered into an Asset Sale Agreement – Beetaloo
Acreage Acquisition (the “Original ASA”) with Elliott Energy I Pty Ltd, as buyer, (“Elliott”) (collectively, the “ASA Parties”).
Pursuant to the Original ASA, Elliott will acquire a non-operating and non-controlling interest across 100,000 acres within two areas of TR West’s 77.5% interest in the applicable retention licenses for $15 million.
On March 20, 2026, the ASA Parties entered into a Deed of Addendum to the Original ASA (the “ASA Addendum”). Among other things, the ASA Addendum provides that Elliott will only acquire a beneficial interest in the Dev A++ Area to facilitate the application for a retention license over the Phase 2 Development Area, which will incorporate the Dev A++ Area together with approximately 100,000 acres of additional acreage. The ASA Addendum also deletes the escrow provisions contained in the Original
ASA and extends the Dev A++ End Date (as defined in the Original ASA) to December 31, 2026 and the C10 End Date (as defined in the Original ASA) to December 31, 2027 (or such other dates as the parties may agree in writing).
The foregoing description of the ASA Addendum does not purport to be complete and is qualified in its entirety by reference to the text of the ASA Addendum filed as Exhibit 10.2 to this Current Report on Form 8-K that is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended.
Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “shall,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,”
“estimate,” “intend,” “predict,” “potential,” “continue,” “commence,” “complete,” and the negatives of these words and other similar expressions generally identify forward-looking statements.
It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; risks related to the
Falcon Transaction, including the risk that the Company and Falcon Oil & Gas Australia Pty Limited (“Falcon”) are expected to incur significant transaction costs in connection with the Falcon Transaction, potential litigation related to the Falcon Transaction, the risk that the combined company may be unable to realize the anticipated benefits of the Falcon Transaction and the risk that the Falcon
Transaction may result in a loss of joint venture partners and other business partners and may result in the termination of existing contracts; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo Basin are materially inaccurate; the concentration of all our assets and operations in the Beetaloo Basin, making us susceptible to region-specific risks; our inability to make accretive acquisitions or successfully integrate acquired businesses or assets, including in connection with the Falcon Transaction; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo Basin that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to environmental, social and governance matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and
CDIs; and the other risk factors discussed in the this report and the Company’s filings with the Securities Exchange Committee. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document, unless required by applicable law.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1#	Deed of Addendum – Joint Venture and Shareholders Agreement, dated March 20, 2026, between Tamboran (West) Pty Limited, Tamboran Resources Pty Ltd, Daly Waters Energy, LP and Tamboran (B1) Pty Ltd.
10.2#
Deed of Addendum – Asset Sale Agreement – Beetaloo Acreage Acquisition, dated March 20, 2026, between
Tamboran (West) Pty Limited, Tamboran Resources Corporation, Daly Waters Energy, LP and Elliott Energy I
Pty Ltd.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
# Confidential information has been omitted because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential pursuant to Item 601(b)(10) of Regulation S-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: March 20, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer